                                                                    EXHIBIT 3.21

[SEAL]  Prescribed by                     ------------------------
        Bob Taft, Secretary of State       Approved /s/ VD
        30 East Broad Street, 14th Floor           --------------
        Columbus, Ohio 43266-0418          Date 12/23/1994
        Form ARF (December 1990)                -----------------
                                           Fee  $ 85.00
                                          ------------------------


                           ARTICLES OF INCORPORATION

                 (Under Chapter 1701 of the Ohio Revised Code)
                              Profit Corporation

     The undersigned, desiring to form a corporation, for profit, under Sections 1701.01 et seq, of the Ohio Revised Code, do hereby state the following:

     FIRST. The name of said corporation shall be HOME DIALYSIS OF DAYTON, INC.
                                                  -----------------------------
_____________________________________________________________ _________________.


     SECOND. The place in Ohio where its principal office is to be located is

5470 N. Main Street, Dayton             Montgomery     ___________ County, Ohio.
-----------------------------------, -----------------
  (City, village or township)


     THIRD. The purpose(s) for which this corporation is formed is:

            To engage in any lawful activity or act for which corporations may be formed under the Ohio General Corporation Law.

     FOURTH. The number of shares which the corporation is authorized to have outstanding is: (Please state whether shares are common or preferred, and their par value, if any. Shares will be recorded as common with no par value unless otherwise indicated.)

          The Corporation is authorized to issue 750 shares of no par value common stock.




IN WITNESS WHEREOF, we have hereunto subscribed our names, this 20th day of December 1994.


               By: /s/ James B. Riley, Jr., Incorporator
                   ------------------------
                    James B. Riley, Jr.

               By:________________________, Incorporator


               By:________________________, Incorporator




               PRINT OR TYPE INCORPORATORS' NAMES BELOW THEIR SIGNATURES.


                                 INSTRUCTIONS

1. The minimum fee for filing Articles of Incorporation for a profit corporation is $85.00. If Article Fourth indicates more than 750 shares of stock authorized, please see Section 111.15 (A) of the Ohio Revised Code or contact the Secretary of State's office (614-488-3910) to determine the correct fee.

2. Articles will be returned unless accompanied by an Original Appointment of Statutory Agent. Please see Section 1701.07 of the Ohio Revised Code.

          30 East Broad Street, 14th Floor
[SEAL]    Columbus, Ohio 43266-0418


                    ORIGINAL APPOINTMENT OF STATUTORY AGENT

     The undersigned, being at least a majority of the incorporators of
 Home Dialysis of Dayton, Inc., hereby appoint Joseph Premanandan to be
-------------------------------               --------------------
   (name of incorporation)                      (name of agent)
statutory agent upon whom any process, notice or demand required or permitted by statute to be served upon the corporation may be served. The complete address of the agent is:

     5740 N. Main Street
--------------------------------------------------------------------------------
                               (street address)

     Dayton                                                         45415
---------------------------------------------------------, Ohio-----------------
                        (city)                                    (zip code)

NOTE: P.O. BOX ADDRESSES ARE NOT ACCEPTABLE.

                                          /s/ James B. Riley, Jr.
                                         ----------------------------------
                                          James B. Riley, Jr. (Incorporator)

                                         __________________________________
                                                      (Incorporator)

                                         __________________________________
                                                      (Incorporator)

                           ACCEPTANCE OF APPOINTMENT

The undersigned, Joseph Premanandan, named herein as the statutory agent for
                 ------------------
Home Dialysis of Dayton, Inc., hereby acknowledges and accepts the
------------------------------
    (name of corporation)

appointment of statutory agent for said corporation.

                                           /s/ Joseph Premanandan
                                           ------------------------------
                                                Statutory Agent

                                 INSTRUCTIONS
1) Profit and non-profit articles of incorporation must be accompanied by an original appointment of agent R.C. 170107(B), 170206(B).

2) The statutory agent for a corporation may be (a) a natural person who is resident of Ohio, or (b) an Ohio corporation or a foreign profit corporation licensed in Ohio which has a business address in this state and is explicitly authorized by its articles of incorporation to act as a statutory agent R.C. 170107(A), 170206(A).

3) An original appointment of agent form must be signed by at least a majority of the incorporators of the corporation R.C 170107(B), 170207(B) These signatures must be the same as the signatures on the articles of incorporation

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                           UNITED STATES OF AMERICA,
                                STATE OF OHIO,
                       OFFICE OF THE SECRETARY OF STATE


I, BOB TAFT, Secretary of State of the State of Ohio, do hereby certify that the foregoing is a true and correct copy, consisting of 3 pages, as taken from the original record now in my offical custody as Secretary of State.

                                   WITNESS my hand and offical seal at
                                   Columbus, Ohio, this 27th day of
                                   April A.D, 1998

                                   /s/ Bob Taft
                                   ------------------------------
[SEAL]                                              BOB TAFT
                                               Secretary of State

                                   BY: /s/ C. Cence
                                       ---------------------------


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